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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): NOVEMBER 7, 1997



                                 MARK VII, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

           0-14810                                       43-1074964
  ------------------------                   ---------------------------------
  (Commission File Number)                   (IRS Employer Identification No.)


               965 RIDGE LAKE BOULEVARD, MEMPHIS, TENNESSEE 38120
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code    (901)767-4455
                                                  ---------------------

                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         On November 7, 1997, the stockholders of Mark VII, Inc. (the "Company") approved an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of all classes of stock which the Company shall have the authority to issue from 10,000,000 shares of Common Stock, par value $.10 per share, to 20,000,000 shares of Common Stock, par value $.05 per share.

         The Company's Board of Directors has declared a two-for-one stock split, with the additional shares to be distributed on November 21, 1997 to stockholders of record of the Company's Common Stock at the close of business on November 14, 1997.

         The Company issued on November 7, 1997 the press release attached hereto as Exhibit(99)(i), which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)      EXHIBITS.

         Exhibit                    Description
         -------                    -----------

         (3)(i)                     Certificate of Amendment to the Certificate of Incorporation of Mark
                                    VII, Inc.

         (99)(i)                    Press release dated November 7, 1997





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MARK VII, INC.


                                    By: /s/ James T. Graves
                                        ----------------------------------
                                        James T. Graves
                                        Vice Chairman, General Counsel and
                                        Secretary
Date: November 7, 1997



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                                  EXHIBIT INDEX



EXHIBIT                             DESCRIPTION                             PAGE
-------                             -----------                             ----

(3)(i)              Certificate of Amendment to the Certificate of           1
                    Incorporation Of Mark VII, Inc.

(99)(i)             Press release dated November 7, 1997                     2



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